UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/19/2013

EARTHLINK, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-15605

Delaware	58-2511877
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1375 Peachtree St., Atlanta, Georgia 30309
(Address of principal executive offices, including zip code)

(404) 815-0770
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On February 19, 2013, EarthLink, Inc. issued a press release announcing that it is launching efforts to obtain a new secured credit facility consisting of up to a $300 million term loan and up to a $150 million revolving credit facility. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits.

Number                 Exhibit

99.1                 Press release dated February 19, 2013, announcing the Company's refinancing efforts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC.

Date: February 19, 2013	By:	/s/ Bradley A. Ferguson
Bradley A. Ferguson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press release dated February 19, 2013, announcing the Company's refinancing efforts.